Deferred consideration	9 Months Ended
Sep. 30, 2026
Contingent Consideration [Abstract]
Deferred consideration
21. Deferred consideration
On July 18, 2025, Lifezone Limited (“LZL”) entered into a definitive agreement with BHP to acquire BHP’s 17% equity interest in KNL. Upon closing, LZL owns 100% of KNL and all existing agreements with BHP, including the T2 Option Agreement, are terminated. As part of the transaction, Lifezone assumed control over 100% of the offtake from the Kabanga Nickel Project. As consideration, a fixed cash payment of $10 million is payable by LZL within 30 days after the earlier of: (i) 12 months after the FID at the Kabanga Nickel Project; or (ii) once Lifezone has raised $250 million in aggregate funding (whether through equity, debt or alternative sources). A second and final deferred cash payment is payable within 30 days after the period of 12 months following the achievement of first commercial production. The amount of the second payment is indexed to the share price performance of Lifezone Metals, with a reference share price of $4.16 per share and a reference amount of $28 million. The maximum amount of total consideration payable by Lifezone to BHP is limited to $83 million, and automatically reduced by $8 million to $75 million if RAP alignment is achieved within the RAP period. On September 18, 2026, the RAP expert’s Determination Report confirmed that the RAP alignment had been achieved, and on October 7, 2026, the Company announced the $8 million reduction in the cap on consideration payable to BHP, following an independent expert review confirming that RAP alignment has been achieved for the 12-month period from July 18, 2025 to July 18, 2026. Lifezone Limited obtained independent verification that the Kabanga Nickel Project’s RAP had been prepared, developed and implemented in material alignment with IFC PS5 objectives, which also assessed the effectiveness of measures designed to mitigate identified impacts and risks.

The deferred consideration is fair valued using the present value of discounted cash flows based on the expected amounts and timing of the future payments to BHP using a discount rate of 20.41% (December 31, 2025: 17.50%) and the share price of Lifezone Metals ordinary shares of $3.76 (December 31, 2025: $4.27).

As at September 30, 2026, the fair value was probability weighted using different scenarios that include a base case on the timing of FID as March 31, 2027, assuming to coincide with the completion of all conditions precedent under the project finance facility, and first commercial production as December 1, 2029; a delayed case that incorporates a 12-month delay on the base case estimates and an accelerated event case where payment to BHP is brought forward due to a change in control of the Kabanga Nickel Project.

The discount rate takes into consideration the risks in the cash flow forecasts and the cost of debt. A significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. Changes in fair value can also occur when probability and timing assumptions relating to FID, first commercial production or a change of control are revised. Changes in the fair value of the deferred consideration are recorded as a gain/loss on remeasurement of deferred consideration in the consolidated statement of comprehensive loss. The fair value of the deferred consideration is categorized as Level 3 in the fair value hierarchy.

Deferred consideration	$
As at January 1, 2025 and July 1, 2025	-
Additions	25,065,957
Fair value reassessment	3,690,000
As at September 30, 2025	28,755,957
Fair value reassessment	(3,021,884)
As at December 31, 2025	25,734,073
Fair value reassessment	(5,486,804)
As at September 30, 2026	20,247,269

A sensitivity analysis was performed to assess the impact of changes in the discount rate, share price and delay on FID on the indicated value at September 30, 2026. For illustrative purposes, a 1% increase and a 1% decrease in the applied discount rate were analyzed, holding all other assumptions constant. A 1% increase in the discount rate would result in a decrease in fair value by $0.49 million, while a 1% decrease in the discount rate would result in an increase in the fair value by $0.51 million. A 10% increase or decrease in the share price of Lifezone Metals, holding all other assumptions constant would result in an increase or decrease in fair value by $0.89 million. A delay in FID by a further 6 months would reduce the fair value by $0.28 million.